Taxation - Summary of Current and Deferred Portion of Income Tax Expenses Included in Consolidated Statements of Operations and Comprehensive Loss (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Income Tax Disclosure [Abstract]
Current tax expenses	¥ 1,537		¥ 1,124	¥ 43
Deferred tax benefits	(58,414)		(43,654)	(111,826)
Total income tax benefits	¥ (56,877)	$ (7,792)	¥ (42,530)	¥ (111,783)